February 2025 Corporate Overview

This presentation and any accompanying oral presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from the Company’s clinical trials, including rosnilimab’s Phase 2b clinical trial in rheumatoid arthritis at Week 28 and Phase 2 clinical trial in ulcerative colitis; whether current trends in rosnilimab's partial Week 28 data in the rheumatoid arthritis Phase 2b clinical trial will be maintained once complete Week 28 data becomes available; whether positive clinical trial results in rosnilimab's Phase 2b clinical trial in rheumatoid arthritis increases the likelihood of getting positive results from rosnilimab's Phase 2 clinical trial in ulcerative colitis; the timing of initiation of ANB101’s Phase 1 clinical trial; whether any of the Company’s product candidates will be best in class or optimized; the potential to receive any additional milestones or royalties from the GSK collaboration; the Company’s ability to find a licensing partner for etokimab and the timing of any such transaction; and the Company’s projected cash runway. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 Safe harbor statement

# Best-in-class immune cell modulating antibodies

## Immune Cell Modulators

| Rosnilimab (PD-1 depleter and agonist) | ANB033 (CD122 antagonist) | ANB101 (BDCA2 modulator) |
| --- | --- | --- |
| P2b in Rheumatoid Arthritis<br>P2 in Ulcerative Colitis | P1 in Healthy Volunteers | P1 (Q1 2025) in Healthy Volunteers |

Autoimmune and inflammatory diseases including dermatology, gastroenterology and rheumatology

## Cytokine Antagonists

**Imsidolimab**
**(IL-36R)**

**Out-licensed to** VANDA PHARMACEUTICALS INC

**Etokimab**
**(IL-33)**

**P2b/3-ready in epithelial-driven diseases**

*(available for out-license)*

## Research and Capital

**Research-driven**

- Preclinical pipeline of immunology targets

**Strong capital position**

- YE 2024 cash: ~$420MM
- Expected cash runway: YE 2027
  - Excludes GSK royalty and milestone potential for *Jemperli* and cobolimab
  - Excludes GSK $75MM milestone for *Jemperli* $1B annual WW sales

3

# Leading pipeline of immune cell modulating antibodies with multiple 2025 catalysts

Development Stage and Anticipated Milestones

| | Antibody Program | Therapeutic Indication | IND Enabling | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|---|
| Immune Cell Modulators | Rosnilimab (PD-1 depleter and agonist) | Rheumatoid Arthritis | | | Full clinical data Q2 2025<br>Translational data Q2 2025 | |
| | | Ulcerative Colitis | | | Top-line P2 data Q4 2025 | |
| | ANB033 (CD122 antagonist) | Inflammatory Diseases | | P1 initiated<br>R&D event in 2025 | | |
| | ANB101 (BDCA2 modulator) | Inflammatory Diseases | | P1 initiation Q1 2025 | | |

4

(PD-1 Depleter and Agonist) Rosnilimab

# RA and UC are large commercial markets with high unmet need

**Rheumatoid arthritis:**

- **~500,000 U.S. patients**
  >$10bn U.S. sales in "bio-experienced" market[1]
- **20-25% cycle** through all treatment classes and do not achieve low disease activity[2]

**Ulcerative colitis:**

- **~100,000 U.S. patients**
  >$6.5bn U.S. sales, excluding TNF, market[3]
- **1/3 to 1/2 relapse**
  within 1 year following remission on induction therapy[4]

**Potential first new differentiated class in RA in over a decade**

**RA trial increases confidence in UC trial outcome**

- Differentiated efficacy and safety data
- Translational data
  - Depletion of PD-1$^{high}$ $T_{ph}$ cells
  - Decrease of CRP demonstrates objective reduction of inflammation beyond directly targeting T cells

**Rosnilimab has potential to treat wide range of systemic inflammatory diseases**

1. Expected by 2028 (Evaluate 29 Nov 2022); 2. Market research conducted by Ambit in 2022; 3. Expected by 2028 (Evaluate 21 Aug 2023);
4. Phase 3 registrational data from product labels.

6

• By Month 3, treaters look for signal of response (i.e. ACR20) to treat through to Month 6 ― 70%+ ACR20 rate at Month 3 • However, treatment target is minimally LDA by Month 64 ― 69% (220/318) is highest ever rate of CDAI LDA reported already at Week 14 ― Some portion of the 31% LDA non-responders at Week 14 may not have hit peak response • Long-term sustained response is most important ― Sustained CDAI LDA and ACR50 and potentially deepening ACR70 responses at Week 28 7 61% 52% 30% 73% 56% 36% 63% 56% 39% 58% 59% 37% 52% 50% 27% 43% 43% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Bio-Experienced Patients: Absolute Rosnilimab Week 14 vs. Competitors H2H Comparator Week 24 Week 14 Week 24 Week 14 Week 24 Week 14 Week 24 CDAI LDA ACR50 ACR70 1. Anaptys Jan. 2025 Target Product Profile (TPP) 2. SELECT-CHOICE Phase 3 study; NRI data 3. ContRAst-3 Phase 3 study; Missing data in ContRAst-3 handled with multiple imputation method 4. Only Week 14 CDAI LDA responders initially randomized to rosnilimab were eligible to stay on treatment from Week 14 to Week 28 (As of Dec. 10, 2024); CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity. Rosnilimab Month 3 data highest ever reported, surpassing 6 Month TPP1 and 6 Month competitor all-active H2H data In H2H comparator studies, patients know they are on an active drug, resulting in upwards bias on response rates vs. placebo- controlled studies R os ni lim ab 10 0m g Q 4W R os ni lim ab 40 0m g Q 4W R os ni lim ab 60 0m g Q 2W R in vo q2 O re nc ia 2 K ev za ra 3 6 Month TPP1 3 Month TPP1 R os ni lim ab 10 0m g Q 4W R os ni lim ab 40 0m g Q 4W R os ni lim ab 60 0m g Q 2W R in vo q2 O re nc ia 2 K ev za ra 3 R os ni lim ab 10 0m g Q 4W R os ni lim ab 40 0m g Q 4W R os ni lim ab 60 0m g Q 2W R in vo q2 O re nc ia 2 K ev za ra 3

# Rosnilimab selectively targets activated PD-1+ T cells in the periphery and inflamed tissue



Dendritic cell
CD80/86 MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
P
SHP2
PD-1
T cell Activation
T cell

**Rosnilimab aims to:**

1. Rapidly engage homeostatic mechanisms to induce clinical response
2. Achieve durable remission

| Immune Cells Impacted | Mechanism | | Immunologic Outcome |
|---|---|---|---|
| PD-1$^{high}$ $T_{fh}/T_{ph}$ | depletes | ↓ | *downstream effect on B cells*<br>Plasma cell generation<br>Autoantibody levels |
| PD-1$^{high}$ $T_{eff}$ | depletes | ↓ | Cytokine secretion<br>T cell migration<br>T cell proliferation |
| PD-1+ $T_{eff}$ | agonizes | ↓ | Cytokine secretion<br>T cell migration<br>T cell proliferation |

Effector T cells ($T_{eff}$): activated T cells (cytotoxic, helper, Treg); Follicular/Peripheral Helper T cells ($T_{fh}$, $T_{ph}$): support B cell differentiation and maturation.

8

# Rosnilimab is designed to bring the immune system back to homeostasis and modify disease

**Rosnilimab preferentially targets activated T cells**

**Leverages natural immune regulatory pathway to safely restore immune homeostasis**

**In healthy volunteers:**

- Deplete PD-1$^{high}$ T cells: ~5-8% of total T cells
- Agonize remaining PD-1$^{int}$ T cells: ~15% of total T cells



Pre-treatment
Rosnilimab Day 15
PD-1+ T cells
PD-1high
PD-1int
PD-1neg
depletion
agonism
CD3

## Illustrative T cell composition change



Healthy Periphery
Pre-treatment
Post Rosnilimab
RA Synovial Tissue
Pre-treatment
Post Rosnilimab
PD-1high
PD-1int
PD-1neg
Treg PD-1high
Treg PD-1int
Treg PD-1neg

Data illustrative; Luu K, et al. ACR 2023. November 2023.

9

# PD-1 is expressed preferentially on activated $T_{eff}$ and $T_{fh}/T_{ph}$ cells that mediate autoimmune pathology



PD-1high
Tfh/Tph

**$T_{fh}$** (follicular helper)
**$T_{ph}$** (peripheral helper)

- Secrete CXCL13 and IL-21 which recruit and mature B cells into "autoantibody secreting" plasma cells
- Are PD-$1^{high}$



PD-1high
Teff
PD-1int
Teff

**$T_{eff}$** (effector)

- In response to stimulation, become highly activated (PD-$1^{high}$) or moderately activated (PD-$1^{int}$)
- Secrete inflammatory cytokines, cause tissue damage and perpetuate inflammatory cycle



PD-1high Tfh
Ig
Plasma cell
Ig
Ig
PD-1int Teff
Generation
PD-1high Tfh
B cell
FDC
CXCL13
IL-21
PD-1high Tfh
Tfh differentiation to Tph
CXCL13
IL-21
PD-1high Tph
Type I Interferon
Migration
PD-1int Teff
PD-1high Teff
CXCL13
IL-21
PD-1high Tph
PD-1high Teff
PD-1high Teff
PD-1high Tph
CXCL13
Plasma cell
PD-1high Teff
Proliferation & inflammatory cytokine secretion
PD-1int Teff
Cytokines (e.g., IFN-γ, IL-6, IL-13)
Lymphoid tissues
Periphery
Inflamed tissue

Adapted from Akiyama et al, Ann Rheum Dis, 2023.

10

Adapted from Nguyen et al, Human Pathology (2022) 126, 19e27; Guo et al, PLoS One 2018; 13(2). Roosenboom et al, Scand J of Gastro. 2021; 56(6):671-679. 1. Chen et al, Clinical and Translational Immunology, 2024. 11 PD-1+ T cells are prevalent in inflamed tissue and periphery in RA and UC RA UC AA 0 25 50 75 100 % P D- 1+ T c el ls in in fla m ed ti ss ue Synovial tissue Lamina propria Hair follicle Rheumatoid arthritis: Synovial tissue Ulcerative colitis: Lamina propria CD3+ T cells PD-1+ T cells In systemic inflammatory diseases, a multiple fold increase of PD-1+ T cells is observed in periphery compared to healthy controls1 ~2x in RA ~2x in UC

# Reducing PD-1+ T cells broadly impacts multiple downstream, clinically validated drivers of RA pathogenesis



Lymph node
Synovium
Deplete and Agonize
APC
PD-1+ Teff
PD-1+ Teff
PD-1+ Teff
Activated Fibroblast
IL-17
IFN-γ
CD80/CD86 blocker
Naive T Cell
JAK inhibitors
TNF inhibitors
IL-6 inhibitors
JAK inhibitors
PD-1+ Tfh
IL-17
IFN-γ
JAK inhibitors
Activated Macrophage
PD-1+ Tph
IL-21
CXCL13
B cell
TNF
IL-1
IL-6
Deplete
IL-21
CXCL13
CRP
B cell depleters
Deplete
Autoantibodies (e.g., α-CCP)
Plasma cell
Immune complexes
Rheumatoid factor

**>80% of T cells in RA synovium are PD-1+**

- Similar findings are observed in treatment naïve and biologic experienced patients

**2x increase of PD-1+ T cells observed in blood *vs.* healthy controls[1]**

Adapted from Aletaha and Smolen, JAMA, 2018; 1. Chen et al, Clinical and Translational Immunology, 2024.

12

# Rosnilimab optimizes PD-1+ T cell inhibitory signaling by enabling tight immune synapse formation

**Functional assay of antagonism or agonism[1]**



Dendritic cell
CD80/86
MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
SHP2
P
PD-1
T cell Activation
T cell
Blocking activity
Agonist activity
#1
#1, 2
#5
#3, 4
#(1), 6, 7
#7
#6, 8
100
50
0
0
25
50
75
IL-2 (% of reversal)
IL-2 (% of inhibition)
Lilly epitope
Rosnilimab epitope
PD-L1 epitope
Rosnilimab
Lilly PD-1 agonist

**"A shared feature of agonist mAbs is recognition of the membrane-proximal extracellular region…" and "…activity depends on Fc receptor–supported crosslinking"**

Suzuki, et al. 2023

Parmley S, et al. ECCO 2024. February 2024.

1. Adapted from Suzuki et al., Sci. Immunol. 8, eadd4947 (2023).

13

# Rosnilimab is a best-in-class PD-1 depleter and agonist

Lilly's patent notes peresolimab's "modest" activity and disclosed more potent PD-1 candidates closer to rosnilimab's profile

## PD-1 Agonist Landscape

| | | Anaptys Rosnilimab (IgG1k) | Lilly Peresolimab (IgG1k) | Lilly Improved[1] (IgG1 mut. Fc) | Gilead GS-0151 (IgG1 mut. FC[3]) |
|---|---|---|---|---|---|
| Structural characteristics | Membrane-proximal epitope | ✓ | ✗ | ? | ✓ |
| | Fc receptor binding affinity | ✓ | ✓ | ✓ | ✓[3] |
| Functional outputs | Agonism | ✓ | Significantly Decreased[2] | ? | ✓[3] |
| | Depletion | ✓ | ✓[2] | ✓ | ✗[3] |

**Insights from Lilly Patent:**[1]

"[peresolimab] demonstrated modest ADCC activity"

"FcgRIIB binding alone is not a sufficient driver of IgG1 mediated bioactivity"

"Multiple FcgR interactions contribute to PD-1 agonist activity…[and] increased FcgR binding increased inhibition of T cell proliferation"

"FcgRs work as a hook in the IS [immune synapse] to allow PD-1 to relocate to a close proximity of the TCR to enable inhibition of TCR signalling"

**Additional LLY PD-1 variants engineered to have greater potency than peresolimab**[1]

| Binding Domain | Human Fc | % Mean T cell Proliferation Inhibition |
|---|---|---|
| G2 | IgG1 (Peresolimab) | 56 |
| F1 | IgG1 | 40 |
| F1 | IgG1 S239D + I332E | 93 |
| | Abatacept | 14 – 16 |

1. Eli Lilly patents; WO2024196694A2 and WO2024040206A; 2. Less potent depletion and significantly weaker agonism from membrane-distal binding epitope results in wider immune synapse and lower clustering of PD-1; 3. Fc binding to FcγRIIb only.

14

15 1. Healthy donor purified DCs + autologous total T cells stimulated with anti-CD3, cultured for 3 days for assessment of T cell proliferation 2. Anti-CD3+ anti-CD28 stimulation of RA patient PBMCs for assessment of depletion and agonism MOA, representative data from N=8 donors. Two-way ANOVA, Tukey’s multiple comparison test. 3. TNFa secretion measured in anti-CD3+ anti-CD28 stimulation of purified DC+T cells from N=4 healthy donors, ****P<0.0001, ***p<0.001, **p<0.01, *p<0.05. Rosnilimab’s potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that cause joint damage Depletion of PD-1high T cells2 % P D -1 h ig h T c el ls (n o rm a li ze d t o i so ty p e) Clinical range *** ***** 100 75 50 25 0 0 0.1 1 10 1000.1 1 10 100 0 25 50 75 100 Antibody (nM) % P ro lif er at in g T ce lls (n or m al iz ed to is ot yp e) 0 Clinical range Isotype control Rosnilimab Lilly PD-1 agonist **** * Agonism1 (DCs + total T cells; no ADCC) Rosnilimab Isotype control Lilly PD-1 agonist % P ro li fe ra ti n g T c el ls (n o rm a li ze d t o i so ty p e) 100 75 50 25 0 0 . 0 10 Antibody nM Antibody nM Reduction of Tfh/Tph chemokine Reduction of inflammatory cytokine3 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) % C XC L1 3 se cr et io n (n or m al iz ed to Is ot yp e) Clinical range * * 25 50 75 100 125 Antibody (nM) % T NF a se cr et io n (n or m al iz ed to is ot yp e) 1001010.10 Clinical range ** Rosnilimab Isotype control Lilly PD-1 agonist Rosnilimab Isotype control Lilly PD-1 agonist Rosnilimab Isotype control Lilly PD-1 agonist

16 -100% -80% -60% -40% -20% 0% 20% 40% 60% C el l C o u n t (% C h a n g e fr o m B a se li n e) PD-1high T Cells PD-1+ T Cells Total Treg Total T Cell Representative Rosnilimab T Cell Impact Overall Population – 400mg Q4W1 Wk 0 Wk 6 Wk 12 10-wk off-drug follow-up Rosnilimab’s rapid and sustained ~90% reduction of PD-1high T cells supports favorable T cell composition reflective of immune homeostasis Placebo T Cell Impact Overall Population – Placebo 0 20 40 60 C el l C o u n t (p er μ L in B lo o d ) Rosnilimab Tph Impact Overall Population3 Wk0 Wk12 Wk0 Wk12 -100% -80% -60% -40% -20% 0% 20% 40% 60% C el l C o u n t (% C h a n g e fr o m B a se li n e) PD-1high T Cells PD-1+ T Cells Total Treg Total T Cell Wk 28 10-wk off-drug follow-up Tph – T peripheral helper cell defined as CD3+ CD4+ CD45RA- PD-1high CXCR5-, ***p<0.001 1. Rosnilimab 400mg Q4W dose is representative of all other doses 2. Benschop, R. ACR 2023, Eli Lilly peresolimab Phase 2a data 3. Pooled rosnilimab data Placebo Rosnilimab No reduction of PD-1+ T cells in placebo Few PD-1+ Tregs were present and were reduced proportionally to PD-1+ T cells overall *** -100% -80% -60% -40% -20% 0% 20% 40% 60% C el l C o u n t (% C h a n g e fr o m B a se li n e) PD-1high T Cells PD-1+ T Cells LLY Peresolimab T Cell Impact Overall Population – Pooled Doses2 Wk 0 2 4 Wk 12 Wk 8            Dosing Wk 0 Wk 6 Wk 12

# In disease, PD-1+ Tregs exhibit a dysregulated phenotype, which induce proinflammatory cytokines

**RA synovium T cell UMAP clustering**


T-11
T-7
T-3
T-8
T-1(T-9
T-12
T-15
T-23
T-22
T-18
T-20
T-19
T-4
T-6
T-0
T-5
T-13
T-14
T-17
T-2
T-16
T-1
T-21
94,046 cells
T-0
T-1
T-2
T-3
T-4
T-5
T-6
T-7
T-8
T-9
T-10
T-11
T-12
T-13
T-14
T-15
T-16
T-17
T-18
T-19
T-20
T-21
T-22
T-23

**PD-1 Expression across T cell clusters**


$T_{fh}/T_{ph}$
CD4+ Memory
$T_{ph}$
Treg
Proliferating CD4+ and CD8+
CD4+ Memory (GZMK+)
log2CPM
2.8
2.5
2.2
1.9
1.6
1.3
0.9
0.6
0.3
0.0

**Very low % Tregs (<20%) are PD-1+ in RA synovium, even fewer are PD-1^high[1]**

**PD-1+ Tregs may be pro-inflammatory and induce IFNγ, IL-17A, TNFα**

**In Phase 2b RA trial, few PD-1+ Tregs were present in periphery and were reduced proportionally to PD-1+ T cells overall**

**Minimal impact on total T cells with an increase in total Tregs**

1. Uniform manifold approximation and projection (UMAP) clusters of T cells from RA patient synovium with arrows identifying $T_{ph}$ and $T_{fh}/T_{ph}$ cells, T-7 and T-3, respectively and feature plot of PD-1 expression across T cell subtypes; Ren et. al. ACR 2024. November 2024.

17

18 Screening Period (up to 35 days) Blinded Placebo-Controlled Treatment Period (12 weeks) Follow-Up Period All-Active (10 weeks) Blinded All-Active Treatment Period (16 weeks) Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34 38 Visit V1 V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15 V16 FUV1 FUV2 FUV3 Dosing              EOT EOS Rosnilimab SC 100mg Q4W Rosnilimab SC 400mg Q4W Rosnilimab SC 600mg Q2W Placebo SC Rosnilimab SC 100mg Q4W Rosnilimab SC 400mg Q4W Rosnilimab SC 600mg Q2W n=424 Randomized 1:1:1:1 Final Statistical Analysis Top-line Data 1. Blinded study drug treatment will continue for active treatment group subjects that achieve Clinical Disease Activity Index (CDAI) low disease activity (CDAI ≤10) Active Eligibility Visit1 Note: All patients in trial (rosnilimab and placebo arms) are required to be on background cDMARD. ClinicalTrials.gov: NCT06041269 Rosnilimab RENOIR Phase 2b in moderate-to-severe RA Follow-Up Period Placebo Primary Statistical Analysis (Week 12)

# Patient disposition through Week 12


ITT*
(n=424)
Total Rosnilimab Patients, n=318
Placebo, n=106
Naïve – n=62 (59%)
Experienced – n=44 (42%)
Rosnilimab
100mg Q4W, n=106
Naïve – n=62 (59%)
Experienced – n=44 (42%)
Rosnilimab
400mg Q4W, n=107
Naïve – n=62 (58%)
Experienced – n=45 (42%)
Rosnilimab
600mg Q2W, n=105
Naïve – n=64 (61%)
Experienced – n=41 (39%)
Discontinued treatment, n=9 (8%)
Primary reason:
Adverse events, n=1
Disease progression, n=0
Withdrawal of consent, n=7
Other, n=1
Discontinued treatment, n=5 (5%)
Primary reason:
Adverse events, n=1
Disease progression, n=1
Withdrawal of consent, n=3
Other, n=0
Discontinued treatment, n=6 (6%)
Primary reason:
Adverse events, n=2
Disease progression, n=2
Withdrawal of consent, n=1
Other, n=1
Discontinued treatment, n=8 (8%)
Primary reason:
Adverse events, n=2
Disease progression, n=2
Withdrawal of consent, n=2
Other, n=2
Completed Week 12
n=97
Completed Week 12
n=101
Completed Week 12
n=101
Completed Week 12
n=97
Total Rosnilimab Patients Completed Week 12, n=299

*ITT – Intent-to-Treat (all randomized participants)

19

# Baseline disease characteristics and demographics

| Baseline Characteristic | Placebo (n=106) | 100mg Q4W (n=106) | 400mg Q4W (n=107) | 600mg Q2W (n=105) | Overall (N=424) |
|---|---|---|---|---|---|
| Age, years, mean (SD) | 58 (11) | 57 (10) | 57 (12) | 56 (11) | 57 (11) |
| Female, n (%) | 83 (78%) | 79 (75%) | 79 (74%) | 80 (76%) | 321 (76%) |
| Weight (kg), mean (SD) | 78 (17) | 78 (19) | 81 (19) | 77 (16) | 78 (18) |
| Geographic region, n (%) | | | | | |
| US | 35 (33%) | 34 (32%) | 35 (33%) | 26 (25%) | 130 (31%) |
| Ex-US | 71 (67%) | 72 (68%) | 72 (67%) | 79 (75%) | 294 (69%) |
| Race, n (%) | | | | | |
| White | 102 (96%) | 102 (96%) | 103 (96%) | 101 (96%) | 408 (96%) |
| Black or African American | 3 (3%) | 1 (<1%) | 4 (4%) | 4 (4%) | 12 (3%) |
| Asian | 0 (0%) | 0 (0%) | 0 (0%) | 0 (0%) | 0 (0%) |
| Other | 1 (1%) | 3 (4%) | 0 (0%) | 0 (0%) | 4 (1%) |
| Duration of disease, years, mean (SD) | 11 (9) | 11 (10) | 9 (8) | 10 (9) | 10 (9) |
| DAS28-CRP, mean (SD) | 5.7 (0.8) | 5.6 (0.8) | 5.7 (0.9) | 5.7 (0.8) | 5.6 (0.8) |
| CDAI, mean (SD) | 37.9 (10.2) | 37.2 (10.6) | 37.1 (10.6) | 38.6 (11) | 37.7 (10.6) |
| CDAI >22, n (%) | 101 (95%) | 101 (95%) | 102 (95%) | 100 (95%) | 404 (95%) |
| TJC68, mean (SD) | 23 (13) | 22 (12) | 22 (12) | 23 (13) | 22 (12) |
| SJC66, mean (SD) | 14 (7) | 15 (7) | 14 (7) | 16 (9) | 15 (8) |
| CRP, mean (SD) | 16 (22) | 17 (20) | 21 (26) | 19 (28) | 18 (24) |

DAS28-CRP – Disease Activity Score 28-C-reactive protein; CDAI – Clinical Disease Activity Index; TJC68 – tender joint count, 68 joints; SJC66 – swollen joint count, 66 joints; CRP – high-sensitivity C-reactive protein

20

Black box warnings for increasing SAE incidence of commercial products have not impeded blockbuster sales Black box warning ~30% infection rate vs. 28% placebo5 ~0.7% MACE rate vs. 0.4% placebo5 ~54% infection rate vs. 48% placebo5 ~0.2% MACE rate vs. 0.5% placebo5 Black box warning ~20% infection rate vs. 18% placebo5 ~3.4% MACE rate vs. 2.5% placebo5 ~4.2% malignancy rate vs. 2.9% placebo5 Black box warning ~39% infection rate vs. 34% placebo5 ~1.7% MACE rate vs. 1.3% placebo5 21 Increased co-morbidity rate in RA patients vs. general population 2-3x DVT, PE, and MACE Risk1,2 2x Infection Rate1 2x Malignancy Rate3 $4.5B RA sales4 $3.6B RA sales4 $2.3B RA sales4 ~$1B RA sales 1. Avina-Zubieta et al., A&R, 2008, 2. Fazal et al., BMC Rheumatology, 2024, 3. Smitten et al., ART, 2008, 4. Evaluate Pharma 2023 WW RA sales, 5. Phase 3 registrational data from product labels RA patients have significant co-morbidities which are further exacerbated with treatment

# Rosnilimab was safe and well tolerated with similar adverse event rates vs. placebo

| Adverse Events through Week 12, n (%) | Placebo (n=106) | 100mg Q4W (n=106) | 400mg Q4W (n=107) | 600mg Q2W (n=105) |
|---|---|---|---|---|
| **Participants with any AE, n (%)** | **36 (34%)** | **51 (48%)** | **48 (45%)** | **38 (36%)** |
| Any SAE[1] | 1 (1%) | 1 (1%) | 1 (1%) | 3 (3%) |
| Any Drug-Related SAE | 1 (1%) | 0 (0%) | 0 (0%) | 0 (0%) |
| Severe AE[2] | 2 (2%) | 1 (1%) | 0 (0%) | 4 (4%) |
| Drug-Related AE | 18 (17%) | 13 (12%) | 18 (17%) | 17 (16%) |
| Infections | 14 (13%) | 24 (23%) | 21 (20%) | 12 (11%) |
| AE Leading to Treatment Discontinuation | 1 (1%) | 1 (1%) | 2 (2%) | 2 (2%) |
| **Participants with any AEs >5%, n** | | | | |
| Headache | 4 (4%) | 7 (7%) | 6 (6%) | 4 (4%) |
| Upper respiratory tract infection | 1 (1%) | 7 (7%) | 2 (2%) | 3 (3%) |

- No malignancies
- No MACE
- No elevation of serious infections vs. placebo
- No anaphylaxis or systemic hypersensitivity associated with rosnilimab
- Low incidence of injection site reactions and similar to placebo

**Safety profile up to Week 28 remains consistent with reported profile through Week 12**

1. SAEs (severe unless otherwise noted): pneumonia – mild (100 mg Q4W); meniscus tear – moderate (400 mg Q4W); anaphylaxis from wasp sting, ureter stone, and cholecystitis/pericardial effusion (600mg Q2W) and cellulitis/diarrhea (placebo);
2. Severe AE (excluding SAEs): flu (100mg Q4W); RA flare (600mg Q2W); macular degeneration/retinal hemorrhage (placebo).

22

23 -1.0 -9.7 -10.1 -7.6 -2.3 -9.6 -10.0 -9.7 -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W M e a n C h a n g e f ro m B a se li n e • Clear and consistent on target reduction at all rosnilimab doses • No immunological change on placebo at both Week 12 or Week 14 • Decrease of CRP demonstrates objective reduction of inflammation beyond directly targeting T cells CRP – high-sensitivity C-reactive protein, ****p<0.0001, ***p<0.001, **p<0.01, *p<0.05. Week 12 Week 14 Week 12 p<0.0001 Week 14 p<0.0001 Week 12 p=0.0002 Week 14 p=0.0013 Week 12 p=0.0030 Week 14 p=0.0005 **** **** *** ** ** *** Rosnilimab significantly decreased CRP demonstrating an objective reduction of inflammation Mean Change in CRP Overall Population (n=424)

24 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Week 0 Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 Week 14 M e a n C h a n g e f ro m B a se li n e • All rosnilimab doses statistically significant at Week 12 • All rosnilimab doses continue to improve into Week 14 with no evidence of flattening • Following Week 14 visit, placebo patients proceeded to post treatment follow-up Placebo Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Data table includes n values for patients that completed visit; DAS28-CRP based on differential weighting of individual measures, including patient’s general health, CRP and a count of 28 swollen and tender joints, with a score ranging from 0 to 9.4. ****p<0.0001, ***p<0.001, **p<0.01, *p<0.05, Standard error (SE) used to present figures of least squares mean changes from baseline. ** Week 12 statistical significance • 600mg Q2W: p=0.0062 • 400mg Q4W: p=0.0016 • 100mg Q4W: p=0.0092 ** ** * * **** **** **** Mean Change in DAS28-CRP Over Time Overall Population (n=424) Rosnilimab met primary endpoint of mean change from baseline in DAS28-CRP at Week 12 for all active doses Placebo n=106 n=105 n=103 n=100 n=100 n=99 n=97 n=90 100mg Q4W n=106 n=106 n=106 n=105 n=104 n=102 n=101 n=101 400mg Q4W n=107 n=107 n=107 n=105 n=104 n=102 n=101 n=99 600mg Q2W n=105 n=104 n=104 n=103 n=99 n=97 n=97 n=97 Rosnilimab Total n=318 n=317 n=317 n=313 n=307 n=301 n=299 n=297

25 31% 46% 50% 38% 0% 10% 20% 30% 40% 50% 60% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts • Physicians minimally seek to achieve LDA by 6-months • Approximately half of rosnilimab-treated patients achieved LDA by Week 12 CDAI, a compositive assessment, is used to measure the severity of RA based on the sum of four assessment tools: the number of swollen and tender joints, the patient’s global disease activity index, and the physician’s global disease activity index. The score ranges from 0 to 76, with a score ≤ 10 is the threshold for LDA. ****p<0.0001, ***p<0.001, **p<0.01, *p<0.05 Statistically significant clinically meaningful benefit was observed within 3-months for majority of rosnilimab patients 53% 69% 70% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts n=33/106 n=49/106 p=0.0224 n=53/107 p=0.0053 n=40/105 p=0.2982 n=56/106 n=73/106 p=0.0149 n=75/107 p=0.0082 n=79/105 p=0.0005 *** ** * ** * CDAI LDA of ≤ 10 at Week 12 Overall Population (n=424) ACR20 at Week 12 Overall Population (n=424)

26 33% 44% 36% 47% 0% 10% 20% 30% 40% 50% 60% 70% 80% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts 27% 65% 61% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts 23% 52% 56% 56% 0% 10% 20% 30% 40% 50% 60% 70% 80% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts ACR50 at Week 12 ACR50 at Week 14 ACR50 at Week 14 18% 22% 22% 22% 0% 10% 20% 30% 40% 50% 60% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts 13% 50% 45% 53% 0% 10% 20% 30% 40% 50% 60% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts 7% 30% 36% 39% 0% 10% 20% 30% 40% 50% 60% Placebo Rosnilimab 100mg Q4W Rosnilimab 400mg Q4W Rosnilimab 600mg Q2W % o f P a ti e n ts ACR50/70 - requires a patient to have a 50%/70% reduction in the number of swollen and tender joints, and a reduction of 50%/70% in three of the following five parameters: physician global assessment of disease, patient global assessment of disease, patient assessment of pain, CRP or erythrocyte sedimentation rate, and degree of disability in Health Assessment Questionnaire (HAQ) score. ****p<0.0001, ***p<0.001, **p<0.01, *p<0.05 ACR70 at Week 12 ACR70 at Week 14 ACR70 at Week 14 Overall Population Naïve Population Experienced Population Consistent with DAS28 trends, ACR50/70 responses continue to materially deepen beyond Week 12 regardless of prior therapy n=35/106 n=47/106 p=0.0887 n=39/107 p=0.5961 n=49/105 p=0.0432 n=17/62 n=40/62 p<0.0001 n=38/62 p<0.0001 n=47/64 p<0.0001 n=10/44 n=23/44 p=0.0026 n=25/45 p=0.0007 n=23/41 p=0.0008 n=19/106 n=23/106 p=0.4903 n=23/107 p=0.5090 n=23/105 p=0.4734 n=8/62 n=31/62 p<0.0001 n=28/62 p<0.0001 n=34/64 p<0.0001 n=3/44 n=13/44 p=0.0038 n=16/45 p=0.0004 n=16/41 p=0.0002 **** **** **** **** **** **** *** *** *** *** ** ** *

69% (220/318) of patients achieved CDAI LDA at Week 14 and appear to show sustained ACR50 and potentially deepening ACR70 responses

ACR50 Responses Over Time

CDAI LDA Responders (Overall Population, n=220 responders at Week 14)



Wk0
Wk2
Wk4
Wk6
Wk8
Wk10
Wk12
Wk14
Wk16
W18
Wk20
Wk22
Wk24
Wk26
Wk28
ACR50 as a % of CDAI LDA Responders
100%
80%
60%
40%
20%
0%
Trendline
Completers as of Dec. 10th

	Wk0	Wk2	Wk4	Wk6	Wk8	Wk10	Wk12	Wk14		Wk28
100mg Q4W	n=73	n=73	n=73	n=73	n=73	n=73	n=73	n=73		n=34
400mg Q4W	n=73	n=73	n=73	n=73	n=73	n=73	n=73	n=73	Trial still ongoing; n=5 dropouts as of Dec. 10th	n=34
600mg Q2W	n=74	n=74	n=74	n=74	n=74	n=74	n=74	n=74		n=33
Total	n=220	n=220	n=220	n=220	n=220	n=220	n=220	n=220		n=101

ACR70 Responses Over Time

CDAI LDA Responders (Overall Population, n=220 responders at Week 14)



Wk0
Wk2
Wk4
Wk6
Wk8
Wk10
Wk12
Wk14
Wk16
W18
Wk20
Wk22
Wk24
Wk26
Wk28
ACR70 as a % of CDAI LDA Responders
100%
80%
60%
40%
20%
0%
Trendline
Completers as of Dec. 10th

	Wk0	Wk2	Wk4	Wk6	Wk8	Wk10	Wk12	Wk14		Wk28
100mg Q4W	n=73	n=73	n=73	n=73	n=73	n=73	n=73	n=73		n=34
400mg Q4W	n=73	n=73	n=73	n=73	n=73	n=73	n=73	n=73	Trial still ongoing; n=5 dropouts as of Dec. 10th	n=34
600mg Q2W	n=74	n=74	n=74	n=74	n=74	n=74	n=74	n=74		n=33
Total	n=220	n=220	n=220	n=220	n=220	n=220	n=220	n=220		n=101

27

As of the Dec. 10, 2024 data cutoff, this portion of the trial remains blinded and ongoing, and full clinical data are anticipated in Q2 2025

69% (220/318) of patients achieved CDAI LDA at Week 14 and appear to show sustained DAS28-CRP responses

Mean Change in DAS28-CRP Over Time

CDAI LDA Responders vs. Overall Population


Wk0
Wk2
Wk4
Wk6
Wk8
Wk10
Wk12
Wk14
Wk16
W18
Wk20
Wk22
Wk24
Wk26
Wk28
Mean Change from Baseline for DAS28-CRP
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
Legend
Placebo (Overall)
Rosnilimab - 100mg Q4W (Overall)
Rosnilimab - 100mg Q4W (CDAI LDA Responders)
Rosnilimab - 400mg Q4W (Overall)
Rosnilimab - 400mg Q4W (CDAI LDA Responders)
Rosnilimab - 600mg Q2W (Overall)
Rosnilimab - 600mg Q2W (CDAI LDA Responders)

										Completers as of Dec. 10th
100mg Q4W	n=73	n=73	n=73	n=73	n=73	n=73	n=73	n=73	Trial still ongoing; n=5 dropouts as of Dec. 10th	n=34
400mg Q4W	n=73	n=73	n=73	n=73	n=73	n=73	n=73	n=73		n=34
600mg Q2W	n=74	n=74	n=74	n=74	n=74	n=74	n=74	n=74		n=33
Total	n=220	n=220	n=220	n=220	n=220	n=220	n=220	n=220		n=101

As of the Dec. 10, 2024 data cutoff, this portion of the trial remains blinded and ongoing, and full clinical data are anticipated in Q2 2025

28

Screening Period (up to 35 days) Blinded Placebo-Controlled Treatment Period (12 weeks) Follow-Up Period (10 weeks) Blinded All-Active Treatment Period (16 weeks) Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34 38 Rosnilimab SC 100mg Q4W Rosnilimab SC 400mg Q4W Rosnilimab SC 600mg Q2W Placebo SC Rosnilimab SC 100mg Q4W Rosnilimab SC 400mg Q4W Rosnilimab SC 600mg Q2W n=424 Randomized 1:1:1:1 Final Statistical Analysis Next steps for rosnilimab in RA At Week 14, 69% (71% of bio-naive and 66% of bio- experienced) or 220 of the 318 rosnilimab patients, across all doses, were CDAI LDA responders CDAI LDA responders appear to show sustained CDAI LDA and ACR50 and potentially deepening ACR70 responses out to Week 28 29 Note: All patients in trial (rosnilimab and placebo arms) are required to be on background cDMARD Blinded all-active treatment period ongoing Later in 2025, report out • Phase 2b full clinical data Q2 2025 • Additional translational data Q2 2025 • Present at a medical conference Active Eligibility Visit1 Follow-Up Period Placebo 1. Blinded study drug treatment will continue for active treatment group subjects that achieve Clinical Disease Activity Index (CDAI) low disease activity (CDAI ≤10) Primary Statistical Analysis (Week 12)

# PD-1+ T cell activation broadly impacts multiple clinically validated drivers of UC pathogenesis

- >40% of T cells in lamina propria in UC are PD-1+
- 2x increase of PD-1+ T cells observed in blood *vs.* healthy controls[1]



IL-23 antagonists
IL-23
Deplete and agonize
Barrier disruption
B cells
IgG
IgG
CXCL13
IL-21
TNFα
TL1A
IFNγ
IL-21
TL1A antagonists
JAK antagonists
Lamina Propria
E-cadherin
Anti-integrins
αEβ7
T cells
S1PR modulators
Lymph node
MAdCAM-1
α4β7
T cells
Anti-integrins
Circulation
Agonize
Deplete and agonize

Adapted from Gastroenterology & Hepatology Volume 18, Issue 8 August 2022. 1. Chen et al, Clinical and Translational Immunology, 2024.

30

Therapeutic dosing of rosnilimab demonstrated efficacy in a murine model of colitis PD-1high Tph cells are reduced with remission in UC1,2 31 Tph impact seen in RA Phase 2b trial relevant to UC biology and correlates to reduction of remission % P D -1 h ig h T p h c e ll s % P D -1 h ig h T p h c e ll s Active (before treatment) Stable remission (after treatment) 5 4 3 2 1 0P er ce n ta g es o f T p h (% ) P<0.001 Reduction of Tfh/Tph cells should impact plasma cell generation and autoantibody levels, including anti- microbial IgG antibodies that are contributing to colonic inflammation and barrier disruption4 Parmley et. al. UEGW 2024. October 2024 1. PD-1high Tph cells defined by CD3+CD4+CD45RA-PD-1+TIGIT+ICOS+CXCR5-. Long et al, Immunology Letters 233 (2021) 2-10.; 2. Rao et al, Nature, 2017. *** p<0.001, * p<0.05; 3. Rosnilimab formatted to mIgG2a to mediate effector function in mice. Suzuki et al., Sci. Immunol. 8, eadd4947 (2023); 4. Uzzan et al, Nature, 2022. 0 20 40 60 Bo dy w ei gh t ( % ) 100 110 120 90 Rosnilimab Isotype 0 p<0.05 Anti IL-12 p40 Colitis Induction (Day 0-21) hPD-1 CD4 T cell transfer biweekly dosing (4 weeks)Day 21 nilimab mIgG2a3 Anti IL-12 p40 Isotyp Rosnilimab Tph Impact in RA Phase 2b 0 20 40 60 C e ll C o u n t p e r μ L in B lo o d Wk0 Wk12 Wk0 Wk12 Placebo Rosnilimab ***

Reduction of Tfh/Tph cytokine 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) C XC L1 3 & IL -2 1 (% Is ot yp e C on tro l) IL-21 CXCL13 Clinical range Reduction of inflammatory cytokine Agonism of PD-1+ T cellsDepletion of PD-1high T Cells Parmley et. al. UEGW 2024. October 2024; Anti-CD3+ anti-CD28 stimulation of UC patient PBMCs for assessment of depletion and agonism MOA, representative data from N=6 donors; Rosnilimab IgG1 LALA included to demonstrate importance of Fc effector function. 32 Rosnilimab’s potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that disrupt barrier function 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P D -1 H ig h T c el ls (n or m al iz ed to is ot yp e) 0 Clinical range 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P ro lif er at in g PD -1 + T ce lls (n or m al iz ed to is ot yp e) 0 Clinical range 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) IF N γ (% Is ot yp e C on tro l) Clinical range Isotype control Rosnilimab IgG1 LALA Rosnilimab IgG1 Isotype control Rosnilimab IgG1 LALA Rosnilimab IgG1

Following remission on induction therapy, one third to one half of patients relapse within 1 year1 1. Phase 3 registrational data from product labels; 2 Prometheus Bioscience corp. presentation Mar 2023; 3. Roivant corp presentation Jan 2023; 4. Teva corp presentation Dec 2024; 5. Remission measured using modified Mayo Score, except for Remicade, Humira and Entyvio which used full Mayo Score. 33 UC lacks highly effective treatment options to induce and maintain clinical remission 0 5 10 15 20 25 30 35 40 45 50 In d u ct io n o f C li n ic a l R e m is si o n ( % ) Week 8 Week 8 Week 6Week 8 Week 10 Week 8Week 14Week 12 PRA023 (All comers) RVT-3101 (All comers) Significant market share in severe patients 1st line treatments of choice in moderate patients Induction of Clinical Remission1,2,3,4,5 Approved Therapies Placebo Duvakitug (All comers) Week 12 Week 12 Week 12 Placebo-AdjustedTL1A Therapies (P2)

# Rosnilimab Phase 2 in moderate-to-severe UC

## Top-line data anticipated Q4 2025



Screening Period (up to 35 days)
Blinded Placebo-Controlled Treatment Period (12 weeks)
Blinded All-Active Treatment Period (12 weeks)
[Optional for Responders] Blinded Treatment Extension Period (TEP) (26 weeks)
Follow-Up Period (10 weeks)
Assess placebo pmMS clinical response at Week 12
n=132 Randomized 1:1:1
Rosnilimab SC Dose 1
Rosnilimab SC Dose 2
Placebo SC
Placebo Nonresponders
Rosnilimab SC Dose 1
Rosnilimab SC Dose 2
Placebo Responders
Rosnilimab SC Dose 3
Rosnilimab SC Dose 3
Placebo Responders
Final Statistical Analysis
Primary Statistical Analysis (Week 12)
Dosing: SC Q2W or Q4W
Week
-5
0
12
24
50
60
Top-line Data

| | | |
|---|---|---|
| Patient population | | • Adults with moderate-to-severe ulcerative colitis<br>• Inadequate response to, loss of response to, or intolerance to as least 1 conventional or advanced UC therapy (~30-40% advanced UC therapy experienced) |
| Endpoints | Primary | • Mean change from Baseline in modified Mayo Score (mMS) at Week 12 |
| | Secondary | • Clinical remission on mMS<br>• Clinical response on mMS<br>• Endoscopic remission<br>• Mucosal healing |
| Exploratory endpoints | | • Mean change from Baseline in colonic tissue and peripheral biomarkers |

ClinicalTrials.gov: NCT06127043

34

Autoimmune and Inflammatory Diseases ANB033 (CD122 antagonist)

# ANB033: CD122 high affinity antagonist reduces pathogenic T cells and NK Cells

Phase 1 trial ongoing in healthy volunteers

**CD122 is a shared beta subunit of the receptors for IL-15 and IL-2**



Monocyte or dendritic cell
IL-2
IL-15
ANB033
IL-15Rα
IL-2Rα
IL-2
CD122
$\gamma_c$
CD122
$\gamma_c$
Tregs
TEMRA, $T_{RM}$ cells
NK cells

**CD122 antagonist mAb will potently inhibit IL-15 and IL-2 biology**

**Both IL-15 and IL-2 mediate:**

- Proliferation and survival of T cell subsets, particularly CD8+ TEMRA, and NK cells
- Inflammatory cytokine secretion (IFNγ) during T cell activation

**ANB033 reduces pathogenic T cells**

- Preferentially inhibits lower affinity dimeric IL-2 receptor complex
- Spare Tregs which express higher affinity trimeric IL-2 receptor complex

**ANB033 has targeted reduction of CD122 expressing $T_{RM}$ cells**

- $T_{RM}$ cells require IL-15 for survival
- May potentially drive durable response

36

GVHD (severe phenotype) model in human IL-15 transgenic mouse supports T cell and NK cell survival • ANB033 preclinical data suggests targeted elimination of pathogenic T cells and reduction of tissue infiltrating T cells leading to a more potent and durable response than belatacept • Belatacept (GVHD SOC which only impedes T cell activation) shows minimal benefit over control End of dosing Note: ANB033 treated mice dosed twice per week through Day 28. 37 0 10 20 30 40 50 60 -20 -10 0 10 20 Average Body Weights (carried) Study Day W ei gh t C ha ng e (% of S ta rt) Hare E, et al. FOCIS 2023. June 2023. GVHD model is biologically relevant to CD122 antagonist MoA with translation to inflammatory diseases driven by pathogenic TRM and Treg imbalance including rheumatology, dermatology, gastroenterology and respiratory ANB033: Durable survival in GVHD model All mice treated at high-dose survived well beyond end of dosing

Autoimmune and Inflammatory Diseases ANB101 (BDCA2 modulator)

# ANB101: BDCA2 modulator of plasmacytoid dendritic cell (pDC) function

Phase 1 initiation anticipated Q1 2025

## BDCA2 is a molecule specifically expressed on pDCs


Immune Complex
ANB101
FcR
BDCA2
Immune Tolerance
TLR7
TLR9
MHC
Plasmacytoid dendritic cell
Immune Activation
Type I IFN

## ANB101 will potently inhibit interferon secretion and immune activation

**Activated pDCs bridge innate and adaptive immunity**

- Secrete Type I IFN (1000x increase over other cell types)
- Present antigens to adaptive immune system

**pDCs enriched in tissue in rheumatology and other inflammatory diseases**

- BDCA2 modulator mechanistic proof-of-concept (Biogen's litifilimab) in SLE / CLE

**ANB101: BDCA2 modulator**

- Potent and sustained internalization of BDCA2 on pDC cell surface
- Profound inhibition of interferon secretion reduces inflammation
- Preserves pDCs for potential tolerogenic effects

Note: ANB101 (formerly known as CBS004) was in-licensed from Centessa Pharmaceuticals. Has completed NHP tox studies and P1 clinical material available.

39

JemperliTM (dostarlimab, PD-1 Antagonist) Cobolimab (TIM-3 Antagonist) GSK Immuno- Oncology Financial Collaboration

# Potential royalties and milestones to Anaptys from GSK immuno-oncology financial collaboration

| | Jemperli (dostarlimab-gxly) Injection 500 mg (PD-1 antagonist) | Cobolimab (TIM-3 antagonist) |
|---|---|---|
| **Royalty rate (annual WW net sales)** | 8% - $0 to $1 billion<br>12% - $1.0 to $1.5 billion<br>20% - $1.5 to $2.5 billion<br>25% - >$2.5 billion | 4% - $0 to $250 million<br>5% - $250 to $500 million<br>6% - $500 to $750 million<br>7% - $750 to $1.0 billion<br>8% - >$1.0 billion<br>*Royalty rate on cobolimab includes potential cobolimab-portion of combination use with dostarlimab* |
| **Remaining retained milestones** | $75MM when annual net sales ≥ $1 billion[1] | $5MM clinical development<br>$90MM regulatory<br>$165MM commercial |

## Sagard *"Jemperli – only"* <u>capped</u> non-recourse monetization

- *Jemperli* receivables payable to Sagard until cumulative $600MM paydown by Mar. 31, 2031[1,2]
- ~$90MM paid to Sagard as of early January 2025
- Projected cumulative $600MM paydown by 2029 based on Wall Street Consensus[3]

1. The $75MM commercial milestone is excluded from Sagard monetization. The following *Jemperli* milestones are also still potentially payable from GSK but contribute to Sagard paydown: $15MM on regulatory approvals and $50MM on annual net sales of $750MM.
2. If cumulative $600MM not paid to Sagard by Mar. 31, 2031, the cumulative paydown increases to $675MM.
3. GSK analyst consensus as of 11/14/2024 converted to USD (1.25 conversion rate), GSK website - https://www.gsk.com/en-gb/investors/analyst-consensus/

Note: Anaptys' capped non-recourse monetizations resulted in $300MM of non-dilutive capital, including $250MM in Oct. 2021 and $50MM in May 2024.

Note: Separate sale of Anaptys' *Zejula* (niraparib) royalty interest occurred in September 2022 to DRI Healthcare Trust for $35MM upfront + $10MM potential milestone upon FDA approval of *Zejula* for the treatment of endometrial cancer, to the extent that such approval occurs on or before 12/31/25. At present, the *Jemperli* plus *Zejula* combination demonstrated significantly improved PFS in primary advanced or recurrent endometrial cancer in the RUBY Phase III trial.

41

$31 $57 $73 $101 $137 $170 $190 $0 $50 $100 $150 $200 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 S a le s (i n U S D m il li o n s) Jemperli Quarterly Performance1 Consensus projections of Jemperli imply significant royalty upside to Anaptys post-Sagard paydown 1. GSK earnings presentation, US dollar conversion 2. GSK analyst consensus as of 1/27/2025 converted to USD (1.25 conversion rate), GSK website - https://www.gsk.com/en-gb/investors/analyst-consensus/ 3. GSK June 2024 Oncology Management IR event converted to USD (1.25x conversion rate). Current commercial performance Potential future growth drivers • $190MM Q4 2024 Sales (>100% YoY growth)1 • $75MM milestone anticipated in 2025/2026 for Jemperli $1B annual WW sales • Driven from US all-comers launch and higher new patients starts in 1L dMMR endometrial • Continued growth of EU 2L endometrial sales • Substantial investment in additional indications ongoing • 1L “all-comers” endometrial: Approved in US mid-’24; in EU Jan. ‘25 • 2L+ NSCLC: Phase 3 COSTAR (Jemperli + TIM-3) data anticipated H1 20251 • Locally advanced dMMR/MSI-H rectal cancer: granted FDA Breakthrough Therapy Designation 42 Actuals $28 $176 $598 $839 $1,002 $1,121 $1,203 $1,265 $1,320 $1,320 $0 $550 $1,100 $1,650 $2,200 $2,750 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 S a le s (i n U S D m il li o n s) Jemperli Wall Street Consensus1,2 GSK Peak Revenue Guidance >$2.5 billion3

# GSK immuno-oncology financial collaboration

Jemperli (dostarlimab-gxly) Injection 500 mg *(PD-1 antagonist)*

### Women's cancers

- **Endometrial Cancer:**
  - **1L endometrial cancer:** Approved in US for primary advanced or recurrent EC; GSK has received a positive CHMP opinion for this same indication in the EU
  - **2L endometrial cancer:** Approved in US and EU for dMMR/MSI-H recurrent or advanced EC after progressing on a platinum-containing regimen
  - **P3 RUBY Part 2:** Addition of niraparib to dostarlimab in maintenance setting (dostarlimab + niraparib compared to placebo plus chemotherapy followed by placebo) demonstrated significant improvement in PFS in MMRp/MSS
  - Significant U.S. market opportunity with 23,000 eligible diagnoses/year[1]
- **Ovarian cancer:** P3 (FIRST) trial (combination of dostarlimab + niraparib) in 1L ovarian cancer
  - Demonstrated significant improvement in PFS
  - Significant U.S. market opportunity with ~20,000 eligible diagnoses/year[1]

### Colorectal cancer

- **Rectal cancer:** P2 AZUR-1 trial (dostarlimab monotherapy in dMMR/MSI-H in locally advanced [LA] rectal cancer)
- **Colon cancer:** P3 AZUR-2 trial (perioperative dostarlimab monotherapy vs SoC adjuvant chemotherapy in patients with high-risk early-stage dMMR/MSI-H cancer)

### Additional dostarlimab royalty opportunities

- P3: LA unHNSCC monotherapy sequentially after chemoradiation (JADE study)
- P3: 1L NSCLC in combination with anti-TIGIT (belrestotug) (GALAXIES Lung-301)
- P1/2 combinations with anti-CD96 and PVRIG across multiple solid tumors

---

Jemperli (dostarlimab-gxly) Injection 500 mg
+
**Cobolimab**
*(TIM-3 antagonist)*

### Lung cancer[2]

- **2L NSCLC:** P3 COSTAR trial (docetaxel *vs* dostarlimab + docetaxel *vs* docetaxel + dostarlimab + cobolimab)
  - Top-line data expected in H1 2025
  - Significant U.S. market opportunity with 237,000 new NSCLC diagnoses/year[1]

1. NCI SEER data 2. In 1L NSCLC, Phase 2 PERLA trial demonstrated 46% cORR for dostarlimab + chemo vs. 37% cORR for pembrolizumab + chemotherapy (not for registration).

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Etokimab (IL-33 antagonist) Legacy Program for Out-Licensing

# Etokimab: Ph 2b/3-ready IL-33 antagonist antibody

IL-33 biology applicable to epithelial-driven diseases

**Etokimab: IgG1 antibody that inhibits the active form of IL-33**

- Binding affinity of etokimab is <1 pM; best-in-class based on competitor affinities published in patents and literature
- Targeting IL-33 cytokine rather than IL-33 receptor (ST2) has potential to not only modify disease, but also drive epithelial remodeling

**IL-33 is genetically associated with asthma**

- IL-33 loss-of-function mutations protect against asthma, while gain-of-function mutations increase asthma incidence
- Translational studies have demonstrated IL-33's role as a pro-inflammatory cytokine released upon allergen contact with epithelium

**IL-33 pathway derisked in COPD**
*(positive Phase 2 data via AZ and REGN/SNY)*

**Broad commercial opportunity in additional non-respiratory diseases: allergy, epithelial-driven diseases in GI and nephrology TAs**



Allergen
Epithelium
IL-33
Basophil
Eosinophil
Mast Cell
Allergen
Dendritic cell
Type 2 innate lymphoid cell (ILC2)
Th2 cell
IL-4,
IL-5,
IL-13
IgE
B cell

- IL-33 is active in its reduced form and is quickly oxidized into an inactive form as a mechanism to limit its local activity
- The majority of IL-33 in the body is the inactive oxidized form

Given etokimab's MOA, it specifically inhibits only the IL-33 molecules that are driving activity and not "wasted" by binding to non-active oxidized IL-33

**Etokimab is Phase 2b/3 Ready**
*(drug supply on hand, preclinical toxicology, P2 data, and competitor POC data across respiratory diseases)*

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